Welcome Seth Frank, Vice President, Investor Relations Exhibit 99.1

Disclaimer This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, particularly statements and information regarding future economic performance, finances, and the expectations and objectives of Allscripts management. These forward-looking statements are based on the current beliefs and expectations of Allscripts management, only speak as of the date that they are made, and are subject to significant risks and uncertainties. Such statements can be identified by the use of words such as “future,” “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “predicts,” “will,” “would,” “could,” “can,” “may,” and similar terms. Actual results could differ from those set forth in the forward-looking statements, and reported results should not be considered an indication of future performance. Certain factors that could cause Allscripts actual results to differ materially from those described in the forward-looking statements include, but are not limited to: the expected financial contribution and results of the Netsmart joint business entity, Allscripts failure to compete successfully; consolidation in Allscripts industry; current and future laws, regulations and industry initiatives; increased government involvement in Allscripts industry; the failure of markets in which Allscripts operates to develop as quickly as expected; Allscripts or its customers’ failure to see the benefits of government programs; changes in interoperability or other regulatory standards; the effects of the realignment of Allscripts sales, services and support organizations; the unpredictability of the sales and implementation cycles for Allscripts products and services; Allscripts ability to establish and maintain strategic relationships; risks related to the acquisition of new companies or technologies; Allscripts ability to protect its intellectual property rights; the outcome of legal proceedings involving Allscripts; Allscripts ability to hire, retain and motivate key personnel; performance by Allscripts content and service providers; liability for use of content; security breaches; price reductions; Allscripts ability to license and integrate third party technologies; risks related to international operations; changes in tax rates or laws; business disruptions; Allscripts ability to maintain proper and effective internal controls; and asset impairment charges. Additional information about these and other risks, uncertainties and factors affecting Allscripts business is contained in Allscripts filings with the Securities and Exchange Commission, including under the caption “Risk Factors” in the most recent Allscripts Annual Report on Form 10-K. Allscripts does not undertake to update forward-looking statements to reflect changed assumptions, the impact of circumstances or events that may arise after the date of the forward-looking statements, or other changes in its business, financial condition or operating results over time.

Non-GAAP Financial Measures This presentation includes references to non-GAAP gross margin, selling, general and administrative expenses (SG&A), non-GAAP earning per share, Adjusted EBITDA and Adjusted EBITDA, net of non-controlling interest which are also considered non-GAAP financial measures under Section 101 of Regulation G under the Securities Exchange Act of 1934, as amended. Each of these measures adjusts for certain items and are not considered financial measures under generally accepted accounting principles in the United States (“GAAP”). Non-GAAP revenue consists of GAAP revenue and adds back deferred revenue from the Netsmart transaction that is eliminated for GAAP purposes due to purchase accounting adjustments. Non-GAAP gross margin consists of non-GAAP gross profit as a percentage of GAAP revenue in the applicable period, as defined above. Non-GAAP selling, general and administrative expenses, as reported, and excludes non-recurring expenses and transaction-related costs and stock-based compensation expense recorded to SG&A. Adjusted EBITDA is a non-GAAP measure and consists of GAAP net income (loss) as reported and adjusts for: acquisition-related deferred revenue adjustments; depreciation and amortization; stock-based compensation expense; non-recurring expenses and transaction-related costs; non-cash asset impairment charges; interest expense and other, net; equity in net earnings of unconsolidated investments; and tax provision (benefit). Adjusted EBITDA, net of non-controlling interest, is a non-GAAP measure and consists of Adjusted EBITDA as described above, with an adjustment to reduce Adjusted EBITDA for the percentage of non-controlling interest in consolidated subsidiaries. For this presentation, Netsmart preferred stock is treated as if it was converted to common stock. Non-GAAP net income attributable to Allscripts Healthcare Solutions, Inc. is a non-GAAP measure and consists of Non-GAAP net income as described above, with an adjustment to reduce Non-GAAP net income for the percentage of non-controlling interest outside Allscripts ownership position. For this presentation, Netsmart preferred stock is treated as if it was converted to common stock. Non-GAAP earnings per share consists of non-GAAP net income, as defined above, divided by weighted shares outstanding – diluted in the applicable period. Management also believes that non-GAAP measures provide useful supplemental information to management and investors regarding the underlying performance of Allscripts business operations. Acquisition accounting adjustments made in accordance with GAAP can make it difficult to make meaningful comparisons of the underlying operations of the business without considering the non-GAAP adjustments provided and discussed herein. Management also uses this information internally for forecasting and budgeting, as it believes that these measures are indicative of core operating results. In addition, management may use non-GAAP measures to measure achievement under Allscripts stock and cash incentive compensation plans. Note, however, that non-GAAP measures are performance measures only, and they do not provide any measure of cash flow or liquidity. Non-GAAP financial measures are not in accordance with, or an alternative for, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with Allscripts results of operations as determined in accordance with GAAP. Investors and potential investors are encouraged to review the reconciliation of non-GAAP financial measures with GAAP financial measures contained within the company's press releases dated November 3, 2016 and February 18, 2016.   For the purpose of providing financial guidance, the company does not reconcile non-GAAP revenue, non-GAAP earnings, Adjusted net EBITDA or non-GAAP earnings per share guidance to the corresponding GAAP financial measures. Allscripts does not provide guidance for the various reconciling items since certain items that impact GAAP revenue and net income are either outside of its control and/or cannot be reasonably predicted. These are available on Allscripts investor relations website (http://www.investor.Allscripts.com).

Positioned For Consistent Growth Paul Black, Chief Executive Officer

Time Topic Presenter 7:30 AM Breakfast & Registration 8:00 AM Welcome – Agenda, Disclosure Allscripts Overview and Corporate Strategy Seth Frank, VP Investor Relations Paul Black CEO & Rick Poulton, President 8:40 AM Q&A Session 1: Strategy Paul Black CEO & Rick Poulton, President DOMESTIC CORE SYSTEMS 9:00 AM 9:15 AM 9:30 AM – Hospital & Health System Client Growth Strategy – New Hospital & Health System Sales – Independent Ambulatory Market, RCMS and Growth Strategy John Sage, SVP Client Organization Rich Berner, SVP New Enterprise Sales Steve Lalonde, SVP Ambulatory Client and Sales 9:45 AM – Client Delivery and Services Lisa Khorey, EVP Chief Client Deliver Officer GLOBAL MARKETS 10:05 AM – Global Markets Paul Black, CEO Allscripts Investor Day Agenda

Allscripts Investor Day Agenda

Time	Topic	Presenter
10:25 AM	*Break*	
	VALUE-BASED CARE	
10:35 AM	**– Population Health: Connecting the Community**	James Hewitt, EVP Solutions Development
11:05 AM	**– Emerging Payer Solutions**	Edward Plut, VP Payer Markets
11:25 AM	**– Precision Medicine and 2bPrecise**	Assaf Halevy, CEO 2bPrecise
	POST ACUTE	
11:40 AM	**– Post-Acute: Netsmart Strategy**	Kevin Scalia, EVP Corporate Development
12:10 PM	**Financial Model and Capital Allocation**	Melinda Whittington, Chief Financial Officer
12:30 PM	*Lunch/Break*	
12:40 PM	**Q&A Session 2: Growth Pillars and Follow Ups**	All Presenters
1:30 PM	*Program Concludes*	

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Third Largest Global HCIT Company NASDAQ: MDRX Public since 1999 Global HQ: Chicago, IL 2016 Non-GAAP Revenue: ~$1.6B ~78% recurring Our Team 7,300 team associates globally Veteran executive leadership Clients, team members in 13 countries incl. Australia, Canada, Israel & UK Our Company

Electronic Health Record The power of Allscripts EHRs extends across the continuum, connecting healthcare communities. Precision Medicine & Consumer Solutions Integrated, actionable genomic information delivered directly into clinical workflow. Financial Management Management and operational efficiency. Population Health Management CareInMotion™ addresses every element of the population health equation. Third Largest Global HCIT Company Our Complete Portfolio

Third Largest Global HCIT Company Our Breadth and Connectivity 45K+ PHYSICIAN PRACTICES ~2,500 HOSPITALS 10M+ CONNECTED CONSUMERS 100K+ COORDINATED COMMUNITY CARE ORGANIZATIONS 14M+ COORDINATED COMMUNITY CARE REFERRALS 2B+ OPEN API DATA SHARES

Global Market - Massive Untapped Need Must Bend the Cost/Quality Curve U.S. >2x $ per capita Source: DTTL Global Life Sciences and Health Care (LSHC) Industry Group analysis of The World Health Organization Global Health Expenditure database (see http://apps.who.int/nha/database for most recent update)

Source: Bloomberg Health-Care Efficiency Index September 28, 2016 Underwhelming Outcomes: 2014 v 2009 Current Rank 2009 Rank Change Country/Region Efficiency Score Life Expectancy Relative Cost % Absolute Cost $ 1 1 - Hong Kong 88.9 83.98 5.40 2,021 2 2 - Singapore 84.2 82.65 4.92 2,752 3 8 5 Spain 72.2 83.80 9.03 2,658 4 7 3 S. Korea 71.5 82.16 7.37 2,060 5 4 -2 Japan 68.2 83.59 10.23 3,703 48 49 1 Belarus 35.2 72.98 5.69 450 49 51 2 Serbia 34.0 75.53 10.37 633 50 49 -1 U.S. 32.6 78.94 17.14 9,403 51 53 2 Jordan 32.2 74.50 7.45 359 52 47 -5 Colombia 31.9 73.99 7.20 569 U.S. Ranked #50

Provider Yields Under Pressure 5% 0% -2% 2006 2016 Hospital Care Prices Physician and Clinical Services 2015 Source: Altarum Institute analysis of U.S. Bureau of Labor Statistics (BLS) data, Q3 2016

Opportunity Arises BIG DATA ANALYTICS CHANGING INTEROPERABILITY STANDARDS ACA UPHEAVAL AI/MACHINE LEARNING GENOMICS GOING MAINSTREAM GOVERNMENT PAYMENT REFORM

Driving Boardroom Dialogue Consumer Rising operating costs Acute Volume pressure Doc/ hospital alignment M&A ACA future Provider shortages Rating agencies Source: nrc Health: Healthcare Forecast 2017: Top Trends Driving Board Strategic Priorities Branding/leakage/engagement Costing systems VBC arrangements MACRA upgrades/training Consolidate vendors Payer strategies Maximize productivity Maximize current investments Issues Solutions Requires a full complement of strategic assets

Creating a Growth Opportunity for Our Solutions- Not Dependent on Economic Environment

Dynamic Care Plan™ Patient Centric Innovation Coordinated Community Care™ PHARMACY HOSPITAL & HEALTH SYSTEMS SPECIALIST POST ACUTE PHYSICIAN PRACTICE Only  Harmonized  Patient Record PREDICTIVE HEALTH SCORE™ PAYER ANALYTICS DATA AGGREGATION & CONNECTIVITY CARE COORDINATION PATIENT ENGAGEMENT CLINICAL OMICS INTELLIGENT INTERVENTION MOBILITY & WEARABLES RESEARCH Community Aware Health Platform™ SINGLE SOURCE OF TRUTH Our Vision: Open, Contemporary Platform

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Third largest HCIT company Complete portfolio Solving large problems with technology Positioned exceptionally well in a non-cyclical industry Best Positioning in Our History

Richard Poulton, President Corporate Strategy

Talk About Two Themes: Growth Building the Foundation

2013 – What Was the Five-Point Plan? Win back confidence of clients; deliver on commitments Eliminate technology debt in our existing solutions Pivot from up-front license to recurring revenue model Reduce bloated overhead cost structure Create differentiation in both our technology solutions and through the breadth of our corporate portfolio

Ramp in Gross R&D Investment New management team has significantly ramped up investment in the business

Internal R&D Plus Targeted Acquisitions Creates Portfolio Differentiation R&D Community Aware EHR Advanced 3rd Party Interface Platform 2bPrecise Genomics Platform Care Coordination Platform Acquisitions Data Harmonization Engine Untethered Patient Portal International PAS Discharge Planning and Monitoring Engine Post-Acute Provider Platform

Lead To: Momentum in Reputation and Recognition HIT Loyalty Index 2016: Allscripts recognized as a “Most Loyal” vendor by customers – the top tier rating 2016, 2015, 2014 Top Rated Inpatient EHR: Large Hospitals & Academic Medical Centers (+200 beds) 2016, 2015, 2014 Top Ambulatory EHR: Large Group Practices 2015 Perfect Scores: Best practices for User-Centered Design Peer60 2016: Mindshare Leader in Revenue Cycle Management Peer60 2016: Mindshare Leader in Patient Engagement

New Business Wins / Bookings Lead to: Bookings inflection 1-2 years after R&D uptick Netsmart Incremental

Acceleration in Recurring Revenue Recurring revenue is approaching ~80% of total revenue Growth 4% 6% 16% % of total revenue 72% 76% 77% 2017 numbers based on mid-point of guidance range.

Stabilization in Non-recurring Non-recurring revenues are less significant and no longer expected to be a headwind to growth Growth -7% -15% 7% % of total revenue 28% 24% 23% 2017 numbers based on mid-point of guidance range.

Growing Adjusted EBITDA Margins Cost reduction efforts have allowed EBITDA Margins to grow; new revenue growth starting to accelerate this impact See reconciliation of non-GAAP metrics in the appendix of this presentation. 2017 numbers based on mid-point of guidance range.

Diversified Growth Strategy Strong foundational core with multiple growth segments for the future U.S. EHR/Core Systems Recurring Services Value-based Care Tools Global Markets Post-Acute ~15% ~25% ~15% ~40% ~5% Replacement Growth Growth Growth Growth Market Trend 2016 % Revenue

2016 Examples of Growth Momentum Growth Markets Wins Expansions RCMS Payer Life Sciences

Higher client satisfaction and improved product offering has led to an acceleration in sales and new business… Improved bookings performance has not yet resulted in overall revenue growth due to the multi-year decline in non-recurring revenue, which is finally expected to stabilize in 2017 allowing for overall growth… Allscripts expects to realize meaningful operating leverage as top-line revenue starts to grow… The combination of operating leverage in the income statement and cash flow statement will drive free cash flow that will be deployed to the benefit of clients and shareholders Inflecting Toward Sustainable Growth

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Executing on a consistent strategy since 2013 Strong foundation to support future growth Ramped R&D, advanced reputation 2017 begins to demonstrate inflection point of the past four years efforts Best Positioning in Our History

Domestic Core Systems Allscripts Investor Conference | March 21, 2017

Hospital & Health System Client Growth Strategy John Sage | SVP, Client Organization

Substantial Institutional Footprint “Our Client Organization Touches 350 of the Largest Health Care Organizations in the United States…Every Day.”

Record Year New Systems Sales Revenue Cycle Wins Industry/Client Recognition Year over Year Growth Bookings & Contract extensions 10 Net New Sunrise Hospital Footprints in the base OptumCare – Touchworks Competitive wins in the Ambulatory base Sunrise Financial Manager Ambulatory Practice Management Revenue Cycle Management Services Black Book Top Rated Inpatient EHR 16% Client Satisfaction across client base 2016 Momentum

Perfected a High Engagement Model Program Overview and the Adoption/Outcomes Relationship Optimization Strategy Assess Manage Strategize Adoption & Standardization Clinical/Technical Assessment EMRAM stage 7 Survey Improve Outcomes Clients Outcomes Collaborations Outcomes Board Measure Analytics CPM Core EHR Dashboard Custom CPM Analytics Services QPR Quarterly Partnership Reviews 3-Year Outcomes Roadmap High value approach that raises Allscripts relationship value over time

Results: Industry & Client Recognition Black Book 2014-2017 #1 Inpatient EHR 2017 #1 Population Health Management Solution 2014-2016 Top Ambulatory EHR 2017 Top Rated Core EHR HIT Loyalty Index AMA 2015 Perfect Scores Peer60 2016 Mindshare Leader in Revenue Cycle Management 2016 Mindshare Leader in Patient Engagement MedStar Health 2015 Perfect Scores: Best practices for User-Centered Design from the American Medical Association and MedStar Health

Increase in Client Satisfaction

More Software, Services: Multi-Billion Opportunity Add-On Whitespace Clients buy assets frequently Significant shift in the industry Needs tools to address their population health needs Hosting Managed Services Revenue Cycle Management Services (RCMS) Professional Services ED Surgery/Anesthesia Ambulatory Revenue Cycle Ancillaries Other Add-On Facilities Value Based Care Recurring Services Differentiator Competitor displacement Precision Medicine

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Best Positioning in Our History Industry leading clients Multi-year renewed focus on enhanced client success Client satisfaction and 3rd party recognition gaining momentum Multiple growth opportunities within the base

New Hospital & Health System Sales Richard Berner| SVP, Hospitals & Health Systems

Large displacement market opportunity Fully integrated solution still key Growing focus on EMR + Population Health Solutions Fiscal Responsibility Returning: ROI/Value Matters Ease of Use Continues To Matter Best Practices + Ability To Innovate Replacement Activity – Multiple Considerations

Replacement Opportunity Meaningful 46% Hospital Facilities Source: KLAS 2016 Survey 53% 18% 16% 12% Tracking 50+ opportunities currently

Go To Market Strategy Enhanced Functionality Ease of Use Reduce TCO Revenue Cycle, Ambulatory, Mobile, Content Enhanced Interface Lightweight, cloud-based Sunrise + CareInMotion + Precision Medicine + Delivery Model Wins!

Go To Market Strategy Sunrise + CareInMotion + Precision Medicine + Delivery Model Wins! Leverage Base Drive dialogue, presentations on client outcomes Target/expand geographies w/other Allscripts solutions Scale up with clients as they grow

Go To Market Strategy Sunrise + CareInMotion + Precision Medicine + Delivery Model Wins! Targeted Campaigns Value = Outcomes/Cost World Class Fully Integrated EMR Best Practices, Agile, Innovate

Sunrise + CareInMotion + Precision Medicine + Delivery Model Wins! Go To Market Strategy Differentiate w/Oncology & Precision Medicine Functionality, openness, flexibility Population health management functionality – must have Growing focus on effective use of genomic information

Sunrise + CareInMotion + Precision Medicine + Delivery Model Wins! Go To Market Strategy Consulting Awareness Educate & Partner

34 New U.S. Logos Since 2013 – ¾ since ‘15

Sunrise + CareInMotion + Precision Medicine Best Practices + Ability To Innovate Value = Outcomes/Cost Delivery Model Executive Relationships/Partnership Ease of Use Compelling and Differentiated Offering

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Best Positioning in Our History Replacement opportunity has runway Multiple industry drivers Allscripts offers a complete solution from EHR and beyond Recent momentum, stable client base bodes well for additional growth

Independent Ambulatory Physician Business Steve Lalonde | SVP & General Manager

Long-Standing Ambulatory Leadership Professional Suite TouchWorks #1 Black Book Rating #2 Share(1) ~80,000 physicians Sunrise Value-Based Care Revenue Cycle Services ePrescribing 1. EHR Market Share Among Top 10 Competitors Source: HIMSS Analytics 3/17 1998 2000 2001-2007 2008-2012 2014 2016 2017 2015 Stimulus Program Meaningful Use ICD10 QPP/ MACRA The Future

2016 Momentum

Largest Signings Ever	• OptumCare- Touchworks • Major Health System IDN – Professional • Concentra – Allscripts Practice Management
New Systems Sales	• Competitive wins – Net New Footprints • Cross/upsell base, legacy conversions
RCMS Launch	• 6,000 physicians – multi-specialites • $1.5B revenue under management • Professional & TW penetration
Innovation	• ProMobile and TouchworksMobile • eAuth and eChart Courier

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EHR Independent Physician Market Allscripts Epic ECLINICALWORKS NextGen Healthcare Cerner AthenaHealth Other 12% 17% 9% 7% 6% 5% Source: EHR Share Among Competitors | Source: HIMSS Analytics 3/17 and Allscripts estimates.

Rising Rankings and Client Satisfaction KLAS Revenue Cycle Management Report Highest in overall satisfaction 1-10 physician market 2nd in overall satisfaction in the >10 physician market Black Book Rating 2014-2016 Top Ambulatory EHR 2017 Top Rated Core EHR HIT Loyalty Index 1 Year Trend Sales & Contracting Implementation & Training Functionality & Upgrades Service & Support General

Practice Challenges Abound Physician frustration! Care is impeded Usability Challenged by usability/functionality CMS Mandate 50% value based pay by 2018 Pay-for-Performance Cash flow worries Regulatory Getting Paid Operational Costs Compliance costs jump Data loss and legal fees Partnerships Joint ventures, alliances, affiliations Need comprehensive solutions to complex business challenges

Independent Physician Strategy Grow with Current Clients Win Net New Clients Differentiate value proposition Expand RCMS business Leverage for Growth: Client base size/breadth Client Rankings Comprehensive Solution Set

Grow with Current Clients Strengthen Clinical and Financial Foundation Improve Client Productivity Industry Leading Innovation Leading Regulatory Change Requirements Cross-sell and Upsell new systems Drive higher client satisfaction Consultative ‘Go-to” for Practice Optimization Streamline upgrades Hosting (private cloud) Ease of Use/Efficient Documentation Premier Configurability Community Aware Electronic Health Record

Win Net New Footprints Multi Vendor “one off” Solutions Practices Outsourcing Work ACO’s and MSO’s Employers Private Equity Accelerate Market Replacements Go Where the Business Is Connect our Solutions EHR Platform sale RCMS Population Health Management

Differentiated Value Proposition Surround Solutions Open Platform Population Health Patient Strategy with FollowMyHealth Payerpath Penetration/Buying Rate New Payer Collaboration Offerings 160 ADP Partners 2.25 Billion data shares Increase Physician Productivity CareInMotion Platform Analytics for New Reimbursement Models Care Coordination & Outcomes

Expand RCMS Business Leader in Practice Management & Payerpath Acquired Revenue Cycle Services Flexibility Account Management Transparency Full or Shared Services Maximize Revenue Strong Asset Base Differentiated Offering Market Opportunity Convert Existing Clients Target New Business RCMS by the Numbers – ROI

RCMS By the Numbers 99% NET COLLECTIONS MGMA Benchmark 91-93% 5% AVG. INCREASE IN COLLECTIONS 98% FIRST PASS CLEAN CLAIMS RATE MGMA Benchmark low 90% 98% 17% A/R OVER 90 DAYS MGMA Benchmark Mid 20% 2016 2015 5%

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Best Positioning in Our History 2nd largest independent physician base Rising client satisfaction Multiple significant cross-sell opportunities RCMS a major business driver today

Client Delivery and Services Lisa Khorey | EVP, Client Delivery Organization

Although few physicians would stop using their current EHR system, nearly all physicians would like improvements. Source: Deloitte 2016 Survey of US Physicians 3 out of 5 would keep the current EHR system they have and not replace it 62% want interoperability 57% want improved workflow and increased productivity Only 57% do not seek improvements to their current system

A Former Client’s Perspective Interface Programmer Healthcare Junkie Consultant Allscripts BELIEVER Client Delivery Office Focus: Client centric success powered by Allscripts technology. “I am deeply committed to forming trusting relationships with our clients to better serve their needs and empower them to provide smarter care to their patients.”

Who has great service? Healthcare = the next big client service opportunity

Allscripts Has Massive Diversity in Client Base – Delivering a Consistent Experience is Critical Effective The experience delivers value to customers. Trustworthy The experience instills a sense of confidence. Reliable The experience is consistent and predictable. Products don’t have to be perfect for customers to be happy... client and delivery experience is the glue.

Client Delivery Organization Opportunity Drivers Complexity, non-core, capital constraints No scale for efficient technology deployment, staffing Allscripts Offerings Professional Services Hosting Services Managed Services Client Support Services

Significant White Space Growth Opportunity Within Allscripts Client Base Sunrise TouchWorks 90% Hosting Opportunity 46% Hosting Opportunity 65% Outsourcing Opportunity 94% Outsourcing Opportunity

Services as a % of Revenue We have room to grow See reconciliation of non-GAAP metrics in the appendix of this presentation.

Case Study – Helping Clients Maximize the Power of Allscripts Investments

Large, non-profit, faith-based health system

Customer: Operates in multiple states at more than 100 hospitals, including academic health centers, major teaching hospitals and critical access facilities.

Goals: Install management team and adjust staffing levels to meet requirements; realign and transform team from tactical to strategic; provide resource flexibility; and create ongoing optimization processes.

Solution: Allscripts Managed Services for a 5 year term.

- Application management for TouchWorks and TouchWorks Analytics, Practice Management, CQS and other planned and ongoing projects

$4M

Savings in five years for outsourcing vs in-house



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OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Best Positioning in Our History Major commitment to consistent client execution Multiple “white space” opportunities w/ high ROI Increase Allscripts strategic value to clients

Global Markets Allscripts Investor Conference | March 21, 2017

Global Markets Paul Black | Chief Executive Officer

Government Drivers: From Treatment to Wellness & Prevention Digitization is seen as a key initiative to ‘manage’ costs in many markets, although the point of intersection and timing varies e.g. EHR Admin / Financials Connectivity Patient engagement Clinical documentation COST DEMAND QUALITY EFFICIENCY SAFETY Genomic mapping driving personalized effective care Primary Care Acute Care Tertiary Care Rehabilitation & Convalescence Education & Research Health Economy/ Population Health Management Political/Cost drivers Ageing Population Growing Chronic Disease Management Preventing Acute Episode & Admissions Content & Analytics INDIVIDUAL POPULATION

Global Strategy Government funded digitization programs Consolidating markets where larger players will make single decisions “Framework” contracts Investment lead Initiatives Leverage existing solutions – speed to value Multi-site – strategic “client partners” Partner locally, enhancing brand awareness Currently ~5% of corporate revenue Five-year plan to grow multi-fold

Allscripts Value Proposition Innovative solutions, open architecture, Microsoft based Strong value proposition – flexible implementations align w/ client requirements Value Based Care – clinical & financial solutions Subscription, SaaS model Capex/op-ex flexibility Ability to localize the solutions effectively Supports vision for a health economy Demonstrated outcomes

Country Focus: UK Leverage LLP Framework contract Launch cloud solution Upsell Sunrise to U.K. PAS clients Upsell CareInMotion™ to Sunrise base Deliver all wins at high, referenceable quality

Country Focus: Canada Manitoba & Saskatchewan Expand Allscripts solutions to at least 18 hospitals over the next 5 years Ontario – Large Replacement Market Replacement market where over 160 hospitals must replace or upgrade in 5-10 years Maritime Provinces NFLD, NB and NS all need to upgrade or replace at over 100 hospitals in the next 5 to 10 years Alberta Represents opportunity of over 90 hospitals Post-Acute and Homecare a National Priority Millions in Infoway spend over the next 4 years

Regional Focus: APAC Singapore National EMR Underpin MyHealthRecord (Australia) with dbMotion Upsell Sunrise to Core Medical clients (Northwest Territories, S. Australia) Geographic expansion Sunrise via S.E. Asian Private Sponsors Population Health across APAC region driven by rising health costs and aging population

Growing an “Anchor” Global Base Kings NHS: 970 beds Salford Royal NHS: 728 beds Dudley NHS: 750 beds New Royal Adelaide: 800 beds Sing Health General: 1700 beds Total population of Israel 8.5m citizens covered by dbMotion™ Manitoba Connect >500 sites Fraser Health (British Columbia) – connects 12 hospitals + provincial assets funded by Canada Health Infoway

20% reduction in chemistry tests DAY ONE go-live (Rockyview General Hospital) Improved diabetes management: two day reduction in LOS Care plans reduce ED visits/cost Significant dollar cost savings Re-engineering blood product work flows drove 50% reduction in consumption of high priced therapeutics w/ subsequent cost savings of $600,000 in the first 8 months months. Demonstrating Positive, Reproducible Outcomes

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Best Positioning in Our History Strong global reputation Focused strategy Leveraging domestic assets New geography and sell through opportunities

Value-Based Care Allscripts Investor Conference | March 21, 2017

Population Health: Connecting the Community James Hewitt | EVP Solutions Development

Dynamic Care Plan™ Patient Centric Innovation Our Vision Coordinated Community Care™ PHARMACY HOSPITAL & HEALTH SYSTEMS SPECIALIST POST ACUTE PHYSICIAN PRACTICE Only  Harmonized  Patient Record PREDICTIVE HEALTH SCORE™ PAYER ANALYTICS DATA AGGREGATION & CONNECTIVITY CARE COORDINATION PATIENT ENGAGEMENT CLINICAL OMICS INTELLIGENT INTERVENTION MOBILITY & WEARABLES RESEARCH Community Aware Health Platform™ SINGLE SOURCE OF TRUTH

Third Party Clinical Systems Epic eClinicalWorks Cerner Athena Allscripts EHRs

Data Acquisition Third Party Clinical Systems Epic eClinicalWorks Cerner Athena Allscripts EHRs Integration Agent i o i o i o i o i o i o

Data Harmonization Third Party Clinical Systems Epic eClinicalWorks Cerner Athena Allscripts EHRs Integration Agent i o i o i o i o i o Clinical Data Repository i o

Data View Third Party Clinical Systems Epic eClinicalWorks Cerner Athena Allscripts EHRs Integration Agent i o i o i o i o i o Clinical Data Repository Agent Fusion Get VPO CAG i o

Analytics Third Party Clinical Systems Epic eClinicalWorks Cerner Athena Allscripts EHRs Integration Agent i o i o i o i o i o Clinical Data Repository Agent Fusion Get VPO CAG Analytics i o

Care Planning Third Party Clinical Systems Epic eClinicalWorks Cerner Athena Allscripts EHRs Integration Agent i o i o i o i o i o Clinical Data Repository Agent Fusion Get VPO CAG Analytics Care Director i o

Patient Engagement



Care Director
CAG
Get VPO
Achieve
Analytics
Clinical Data Repository
FollowMyHealth®
Update chart with goal results
Integration Agent
Third Party Clinical Systems
Athena
Cerner
eClinicalWorks
Epic
Agent
Fusion
Allscripts EHRs

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CareInMotion™ Differentiators Aggregates community data to create a True Harmonized View of the patient Puts care plans and interventions Into Action Patient-Centric engagement across all settings of care Enables Full Enterprise Financial Performance Management CARE COORDINATION CONNECTIVITY & DATA AGGREGATION PATIENT ENGAGEMENT ANALYTICS Population Health Management

Allscripts Cloud Strategy

Cloud Perspective: Complex Decisions Data Applications Runtime Middleware O/S Virtualization Servers Storage Networking Data Applications Runtime Middleware O/S Virtualization Servers Storage Networking Data Applications Runtime Middleware O/S Virtualization Servers Storage Networking Data Applications Runtime Middleware O/S Virtualization Servers Storage Networking On Premise Infrastructure As a Service Software As a Service Platform As a Service Trade-offs at each level Cost Speed Flexibility

Rapid deployment of our solution sets: No hardware acquisition Standard configurations are managed Reduced direct and indirect total cost of ownership: Capital procurement and associated financial accounting Hardware deployment personnel and related costs Pay for what you use: No upfront procurement for planned but yet-unused growth Expand/reduce infrastructure manually in minutes or automatically on load Takes us from capital to operating expense: No upfront capital Smoother operating expense Customer benefits: Software as a service model Business continuity and DR Faster upgrades Subscription based payments Why is Cloud Strategic to Allscripts Stakeholders Clients Sales Development Hosting Business Leaders

Allscripts Cloud Today & Tomorrow Private Cloud and Applications: Sunrise, TouchWorks, ProSuite Platform-as-Service: Care Management, Care Director, FollowMyHealth™, PayerPath™ Future Applications: On-premise GA today and native applications in development Hybrid Cloud Solutions Business continuity & DR

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Best Positioning in Our History Comprehensive population health platform CareInMotion as community architecture EHR agnostic Significant cloud presence today increasing into the future

Allscripts Emerging Payer Solutions Edward M. Plut, PharmD | VP, Payer Markets

Agenda: Allscripts Payer & Life Sciences (PLS) PLS Value Proposition Payer Line of Business Life Sciences Line of Business

Solutions that bridge gaps and deliver value between Providers / Patients, Payers and Life Sciences. Payer & Life Sciences – Our Value Leveraging MDRX Install base and Core Technology to drive incremental revenue PROVIDERS & PATIENTS LIFE SCIENCES PAYERS/PBMS PHYSICIAN PBM CRO’s PHARMA PAYER PATIENT 2016 Bookings: $170M 3 year CAGR: >60%

Best in Class Network of Payer Clients Allscripts has the most robust network of payer clients and we continue to grow and deepen these relationships

Payer Vendor Complexity

Payer spending significant $$ w/ vendors – moving to consolidating relationships

Payers Spend 3X to 4X on IT Vendors vs other industries


Payer Organization
Public Sector Risk Lines of Business
Medicare, Medicaid, ACA, etc
Commercial Risk Lines of Business
Individual, Large & Small, Group, etc
Clinical Analytics
Clinical Operations
Provider Engagement
CMS audits and measures
Patient Engagement
Provider Payment (MIPS/APM)
Network Management
Business Analytics
Clinical Operations
Actuarial Underwriting
Clinical Analytics
Quality Measures HEDIS STARS
Provider Engagement
Benefits Design
Patient Engagement
Provider Payment (MIPS/APM)
Network Management
Vendor

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Payer Vendor Complexity

Payer spending significant $$ w/ vendors – moving to consolidating relationships

Allscripts is best positioned in HCIT to win with payers



Payer Organization
Public Sector Risk Lines of Business
Medicare, Medicaid, ACA, etc.
Commercial Risk Lines of Business
Individual, Large & Small, Group, etc.
Risk Adjustment
Clinical Analytics
Actuarial Underwriting
Clinical Operations
Quality Measures HEDIS, STARS
Provider Engagement
CMS audits and measures
Patient Engagement
Provider Payment (MIPS/APM)
Network Management
Business Analytics
Clinical Operations
Actuarial Underwriting
Clinical Analytics
Quality Measures HEDIS STARS
Provider Engagement
Benefits Design
Patient Engagement
Provider Payment (MIPS/APM)
Network Management
Allscripts
Vendor
Vendor
Allscripts
Vendor
Vendor

Copyright © 2017 Allscripts Healthcare Solutions, Inc.

108

Payer Market Strategy Allscripts is growing the transactional base of business while moving up the value chain to maximize growth LEVEL 1 “Transactional - Outbound ” LEVEL 2 “Transactional – Bi-Directional” LEVEL 3 “Insights and Analytics” Member Clinical Data Integrated w/provider workflow Risk Adjustment Payer Analytics De-ID Data for Analytics EHR workflow and Point of Care provider engagement Electronic Prior Authorization Real Time Benefits Population Health Analytics Data Aggregation Platform Value

Bi-Directional Data Exchange We facilitate collaboration between payers & providers through bi-directional data exchange >100 Million Chart Pulls Annually* – converting to electronic and monetized Allscripts Cloud Risk Adjustment Clinical Analytics Clinical Operations Quality Measures CMS audits and measures Business Analytics Actuarial Underwriting Payers/ Health Plans ePrescribe (Future) Pro EHR TouchWorks Sunrise EHR (Future) Allscripts Providers Solutions eChart Courier Payer Health Profile Payer Gaps-in-care *Source: Allscripts Estimates

Population Health — CareInMotion™ Proprietary infrastructure solutions for Payers to receive, aggregate, normalize data – common platform for all data analytics Electronic chart Data aggregation (disparate sources) Normalize data Platform to run analytics on normalized data

Payer Analytics, Growth Opportunity The number of members (and associated coding requirements) tied to value-based payments has steadily expanded into adjacent markets over the past decade, creating an exponentially larger market opportunity. Healthcare Analytics segment worth $25B by 2021* Allscripts Opportunity for Payer Analytics >$3B** Value-based payment models have been firmly established in Medicare Advantage for more than a decade Over 39 states are now employing risk-bearing contracts and at least 31 states use some form of risk adjustment model Beginning in 2014, risk-adjusted reimbursement was extended into Individual and Small Group markets Value-based care is increasing the importance of risk and quality measurement in the provider market 17M 42M 46M 30M $135M and growing Number of Lives Subject to Value-Based Payments Rapid Adoption Across Industry Segments Risk-Bearing Providers Managed Medicaid Medicare Advantage Commercial Payers Exchanges Continuously Increasing Number of Members *Source: http://www.marketsandmarkets.com/PressReleases/healthcare-data-analytics.asp | **Source: Allscripts data on file

Payer Analytics – Payers are Entering an Era of Value-Based Payments Rising healthcare costs are fueling the migration from legacy volume-based models towards new value-based payment models. Risk Drivers: A comprehensive understanding of a member’s medical history, acuity level, chronic and co-morbid conditions, medication history, disease interactions, etc., over a period of time Quality Drivers: Clinical and non-clinical performance criteria to incentivize quality care and establish the link between healthcare quality and payment We have the capability to enable health plans and risk-bearing providers in their transition to value-based payments Value-Based Payments Value-based payments align outcomes, patient and episode-specific characteristics, and reimbursements to improve the overall quality and efficiency of care. Quality Drivers Risk Drivers Member-Centric Payment Criteria Representative Examples Risk Payments Risk Adjustment Models: HHS-HCC (Exchanges) CMS-HCC (MA) CDPS, ACG, etc. (Medicaid) Fee-for-Value / Medicare VBP Quality Payments HEDIS 5-Star Bonus / Quality Rating System (QRS) Pay-for-Performance (P4P) Physician Quality Reporting Initiative (PQRI)

Provider Engagement – Closing the Loop After Clinical Data Exchange and Analytics Gaps in Care Rendered in multiple EHR Workflows to maximize provider engagement via 2 Key solutions Direct Messaging to via Payer Health Profile Point of Care Alerts via Payer GIC Allscripts facilitates actionable provider engagement to deliver Payer recommendations generated by Analytics Allscripts Patient data generated Data distributed electronically (eChart Courier) Payer Patient data requested Allscripts Payer data integrated into record (Payer Health Profile) Real time recommendations generated (Payer GIC) Payer Analytics Recommendations Generated (Clinical GIC, Quality improvements, Risk Adjustment, etc.) Payer Reduction in total cost of care Adherence to value-based payment structure Provider Value-based payments Improved clinical outcomes for patients

Electronic Prior Authorization – eAuth

Allscripts is leading in high growth area to convert manual transactions into monetized efficient electronic transactions (ePA)


ALLSCRIPTS PROVIDERS
Solutions
Pro EHR
TouchWorks
Sunrise EHR (Future)
ALLSCRIPTS TRANSACTION HUB
Eligibility
Is PA required?
Criteria / Question Set
Completed Criteria Set
Approval/ Denial
EXPRESS SCRIPTS
Humana
Intermediaries

>180M Prescriptions Impacted by Prior Authorizations Annually* - converting to electronic and monetized

*Source: Allscripts

Allscripts eAuth is a transaction integrated into the Allscripts physician E-PRESCRIBING WORKFLOW that facilitates prior authorization in an AUTOMATED fashion without forms, phone calls, faxes or other manual processes

Life Science Solutions – Pharma, CRO, Data Markets RWE & COMMERCIAL ANALYTICS CLINICAL DECISION SUPPORT CARE COORDINATION CLINICAL RESEARCH CLINICAL OMICS PATIENT ADHERENCE MOBILITY AND WEARABLES PATIENT ENGAGEMENT Precision Medicine & Consumer Solutions Behavior Change Population Health Management Insights

Source: Examination of Clinical Trial Costs and Barriers for Drug Development. July 25, 2014. Study prepared by ERG under Assistant Secretary for Planning and Evaluation. Allscripts Clinical Trial Solutions Allscripts’ value-add enables efficiencies across clinical trial phases, resulting in study costs reduction, trial duration reduction, and decreased time to market. Decrease attrition rates Decreased data collection costs Decreased patient recruitment costs Targeted site selection Efficient feasibility planning Phase III Stages Site Selection Recruitment Monitoring Observation CRO (Pharma sponsored) Allscripts enablement Planning Business value Pre-trial planning protocol design Site & investigator selection Patient recruitment Study monitoring & analysis Post-market studies Physician client site qualification Physician site enrollment Patient enrollment Protocol & medication adherence Patient participation Total Pharmaceutical Development Cost >$2B Phases 1 – 4 Cost: $844M*

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Best Positioning in Our History Leveraging the EHR base Innovative solutions which simplify Payer Supply Chain Strong growth in Payer and Life Science segment

Precision Medicine and 2bPrecise Assaf Halevy | Chief Executive Officer, 2bPrecise

Providers: Genomic testing in a subgroup of patients suffering from cardiac disease, resulted in a 30% reduction in hospital admissions Patients: Genetic factors play a role in 9 out of the 10 the leading causes of death Pharma: $7.5 billion - size of the pharmacogenomics market Payer: $25 billion annual spending on genetic tests by 2021 Government: $215 million: President Obama’s precision medicine investment The Shift: From Generalized Care to Precision Medicine Source: Medco, Mayo Clinic Study, 2010. Other source references on file with Allscripts.

Challenges in Precision Medicine Physicians are overwhelmed by the sheer number and types of genetic tests, and need support in their interpretation Genomic insights are not available in the already busy clinical workflow Patients expect their physician to understand their genetic results 2bPrecise solves for this Source: Colorado.gov - Department of Healthcare Policy and Financing, 2013

Obstacles Remain: Paper Not Actionable

Enables precision medicine by merging clinical and genetic data to deliver actionable insights to clinicians

Where We Matter Academic Research Institutions Integrated Health Systems Accountable Care Organizations Cancer Centers Children’s Hospitals Acute Psychiatric Facilities And More To Patients!

ACQUIRE Clinical Information HARMONIZE ENGAGE Identify Populations and Trends Research Ready Clinical/Genomic Correlation Stratify/Manage Risk Groups In-Workflow Genomic Enablement Diagnosis Treatment Prevention 2bPrecise Turns Silos of Data to Actionable Knowledge Genomic Information Cross Clinical-Omics Knowledge Hub

2bPrecise – Care Delivery and Research Value Clinical Programs Provider Geneticist Researcher GEM - Genomic EHR Mentor Population Analysis Molecular Diagnostics Prediction Research

On-demand, In-workflow Intelligence

On-demand, In-workflow Intelligence

Early Adopters Program Value Based Care & Research Focused

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Best Positioning in Our History Leading innovation Disruptive solutions for a paradigm shift in care Actionable clinical genomic information at the EHR-agnostic point of care Strong early partnerships

Post-Acute: Netsmart Strategy Kevin Scalia | EVP, Corporate Development

Total US annual healthcare spend: $3.2 trillion All Other Hospital Care Long-term Care Durable Medical Equipment Rx Drugs Dental Services Medical Supplies Human Services $317 billion Behavioral Health Public Health Child/Family Services Substance Use Intellectual/Developmental Disabilities Software and technology solutions TAM $17 billion Human Services, Home Health Care and Long-term Care Combined Represent the 2nd Largest Category of Healthcare Spend Human Services Long-term Care $160 billion Skilled Nursing Facilities Assisted Living Independent Living Continuing Care Retirement Communities Software and technology solutions TAM $5 billion Home Health Care $90 billion Homecare Hospice Private Duty Hospital affiliated Software and technology solutions TAM $3 billion NME Source: CMS 2015 National Health Expenditures Home Health Care Physician

Acute Care Primary Care HHS Utilizes a Certified EHR No Commercial Solution Only 50% of Human Services providers utilize a commercial EHR Large Greenfield Opportunity in HHS vs. Physical Health

Source: http://aspe.hhs.gov/daltcp/reports/2013/HIEengage.pdf *EHR adoption rates are measured differently across provider types and comparisons across provider type is not advised. **Survey question was adoption of “electronic information systems.” 43%** 41% 17% 6% Skilled Nursing Facilities Home and Hospice Care Facilities Residential Facilities Long-term Acute Care Hospital Utilizes an EHR No Commercial Solution 94% 83% 59% 57% Even Lower Adoption in Homecare and LTC

What Our Communities Have In Common Need to connect to the rest of healthcare Play a care coordination role for the community Highly mobile workforce High complexity reimbursement level/models Shift towards value-based care Different margin profile than acute care Care models tend to be less episodic VALUE-BASED CARE COMMUNITY CARE Continuing Care Retirement Community Skilled Nursing Assisted Living/ Independent Living Private Duty Public Health Addiction Treatment Child & Family Services Intellectual & Developmental Disabilities Autism Inpatient/Outpatient Behavioral Health Palliative Care Home Health Hospice Public Health Addiction Treatment Child & Family Services Intellectual & Developmental Disabilities Autism Inpatient/Outpatient Behavioral Health Palliative Care Home Health Hospice Continuing Care Retirement Community Skilled Nursing Assisted Living/ Independent Living Private Duty Rehabilitation Services Therapy Rehabilitation Services Therapy

Netsmart's 10 Year-Vision

Become the platform that serves the providers that traditionally sit outside of health systems

2010 → **2020+**

Solidify the Chassis

- Clarify and complete solution strategy
- Enhance and expand support models
- Create a centralized implementation and upgrade capability
- Expand data center and accelerate cloud
- Create 'nerve center' processes to optimize communications


Optimize Communication
Solidify solution
SOLIDIFY THE CHASSIS
Enhance support models
Upgrade systems and data centers

Optimize the Value

- Leverage our scale to help our clients improve efficiency
- Improve client cash collections through RCM
- Leverage our technology capabilities through IT outsourcing
- Partner to optimize the medication dispensing workflow
- Identify and implement evidence based protocols in the workflow


Evidence -based Treatment
Claims Processing
Med Logistics and Dispensing
OPTIMIZE THE VALUE
Connected Care
Revenue Cycle
IT Outsourcing

Integrated Health

- From Behavioral Care to Integrated Health
  - Leverage The Value of The Network (ACOs)
  - Care Coordination and Clinical Integration
  - Practice Based Evidence


Long Term Care
Social Services
Rehab
Primary Care
INTEGRATED HEALTH
Public Health
Home Health
Behavioral Health

Netsmart

Future Wound Care Therapies Rehab Addiction Treatment LTC Markets: Skilled Nursing, Memory Care, Assisted Living Leveraging the Chassis to Scale Netsmart Creating Value from the Chassis Proven teams, processes and delivery functions accelerate strategies Provides cost and productivity synergies for entering new markets Leverage the common platform to integrate post acute care and offer expanded solutions to the install base Home Health & Hospice Child & Family Services Acute Care Hospitals Physician Practices Behavioral Health Executive Leadership National Sales & Client Alignment Work Force G&A Sales Mgt. & Channel Ops. PEOPLE Methods of Delivery (Plexus Foundation) Nexus Operating Models Branding Development Methods PROCESS Capital Systems Data Center(s) SW Architecture R&D Benchmarking TECHNOLOGY Social Services Markets Adjacent Markets Our Markets

Hosting & SaaS CLINICAL INNOVATION CARE COORDINATION BUSINESS EFFICIENCIES BENCHMARKING DATA ANALYTICS DELIVERING VALUE-BASED CARE Value OUTCOMES COST = EMR & Medication Management Clinical Decision Support Information Exchange Primary Care Integration Meaningful Use Population & Community Health Management IMPROVE OUTCOMES REDUCE COST Revenue Cycle Management Managed Services Technology Partners Netsmart Solutions are Core to Delivering Value-Based Care

Growth Strategies ACQUISITION INNOVATIONS CLIENT ALIGNMENT Continue strategic acquisitions Continue to develop innovative solutions and services Capitalize on greenfield opportunities in Human Services, LTC and Homecare markets Drive incremental revenue from existing client base by increasing share of wallet CLIENT DEVELOPMENT

100% Estimated Relative Revenue 1 1 Management Estimates Netsmart’s Scale is a Differentiator in Our Marketplace: Nearly 2x Next Largest Competitor Competitor 1 Competitor 2 Competitor 3 Competitor 4 Competitor 5 Competitor 6 Competitor 7 Competitor 8 Competitor 9 Competitor 12 Competitor 11 Competitor 10 55% 38% 7% 7% 6% 3% 3% 3% 2% 2% 2% 2%

Post-Acute Market Entry Assisted/ Independent Living CCRC Skilled Nursing Adult Day Care Memory Care Only integrated platform across LTC/HC Clients very positive about merger Clients are eager for care coordination and connections: referrals, CCD, lab results Substantial investments initiated in solution expansion Homecare/Hospice/ Private Duty

The Move To Value

may experience either major depression or clinically Up to 35% of residents in long-term care facilities significant depressive symptoms Source: Department of Psychiatry and Behavioral Sciences, Duke University Medical Center, Durham, NC 27710, USA.

have significantly more ambulatory visits, emergency Source: Stewart WF, Ricci JA, Chee E, Hahn SR, Morganstein D. Cost of lost productive work time among us workers with depression. JAMA. 2003;289:3135-3144. such as CHD, and comorbid depression Patients who have a high chronic medical condition, room visits, days in bed due to illness, and functional disability.

3.1X 2.6X 2.8X 3.9X 2.3X Annual Per Capita Costs No Mental Illness and No Drug/Alcohol Mental Illness and Drug/Alcohol Behavioral Health Co-morbidities Have Significant Impact On Healthcare Costs

COMPLEXITY Capitation Full risk Population target Disease specific/ All in Fee-for-service One service One payment Case Rate Group of services Unified payment Periodic payment Bundled Payment Bundle of services Unified payment Quality targets Episode-based payment Total Health Outcomes Shared risk on total member experience Pay for Performance “Upside only” Process measures Move Sequentially Through Different Forms of Payments, Each Built Upon the Last RISK Risk Continuum

Source: The Advisory Board Company and William Blair LEVEL OF RISK BEARING Pay-for-performance Bundled payments Shared-savings models Shared-risk models Full risk models Hospital value-based payments BCPI initiative Medicare shared-savings program (MSSP) Track 1 (savings only, no downside risk) MSSP Track 2 (60% sharing) Next Generation ACO (full risk model) Hospital readmission penalties Comprehensive joint replacement (CJR) Medicare Track 3 (up to 75% sharing) Medicare advantage (MA) Hospital-acquired infection program Cardiac bundles Next Generation ACO (80-85% sharing option) Managed Medicaid Merit-based incentive payments Movement toward 50% bundled payments Exchange-based plans Post-acute readmission penalties Note: Risk models highlighted by these boxes indicate post-acute care will be a key focus Post-acute Care Integration will be Critical in most Value-based Care Reimbursement Models

Source: KLAS Survey Hospital View of The Biggest Technology Gaps As They Prepare for Value-based Care CareFabric Platform

Expanded Connectivity – CareConnect

68,819
ORGANIZATIONS

945,658
INDIVIDUAL PROVIDERS



In Process
OmniCare
PharMerica
FrameworkLTC
QS/1
NETSMART REFERRALS
LABORATORIES
HEALTH INFORMATION EXCHANGES
HIT PARTNERS
IMMUNIZATION REGISTRIES
Fairbanks
Hillside
HealthBridge
MILLENNIUM HEALTH
MiHIN
PAML
LabCorp
KRCC
Finlay
caradigm
Hixny
KHIE
HealthInfoNet
Allscripts
Epic
surescripts
KAISER PERMANENTE
PRIMEX
Geminus
ASPIRE
LIFEPOINT
MyHealth
mhin
Greenway
CAIR
Cerner
KHIN
Quest
Cordant
Healthix
NEXTGEN
MCIR
eClinicalWorks
MEDTOX
Pathways
emdeon

CMHC to Acute Care myAvatar myAvatar

Population to engage Care coordination/ care management Population Health Strategy

BH/HC/LTC as a Care Coordinator Attributed to your ACO Attributed to your Bundle Attributed to another ACO Attributed to another hospital's Bundle Health System CCD Data | ED Alerts | ACO Pts | Bundle Pts | Care Plans | Referral Data Primary Care Office Skilled Nursing Facility Outpatient Clinic Consumer’s Home Other Acute Care Facility Population Health Care Coordination Home Care | Behavioral Health | Long-term Care HealtheIntent Healthy Planet Clinical & Outcomes Data

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Best Positioning in Our History Largest community care provider in the second largest area of healthcare spend Significant greenfield opportunity Multiple segments and growth opportunities with high barriers to entry Critical component for addressing overall population health equation

Financial Model & Capital Allocation Allscripts Investor Conference | March 21, 2017

Melinda Whittington, CFO Financial Model & Capital Allocation

Allscripts Strong Financial Results 2016 Bookings $1.3B 18% Backlog $4B 11% Revenue $1.6B 14% $1,217M $359M Recurring Revenue Non-Recurring Revenue Software Revenue Services Revenue $543M $1,033M See reconciliation of non-GAAP metrics in the appendix of this presentation.

Allscripts Strong Financial Results 2016 Adjusted EBITDA $304M 25% Non-GAAP EPS $0.55 17% Operating Cash Flow $269M Free Cash Flow $131M FCF Yield 6% See reconciliation of non-GAAP metrics in the appendix of this presentation.

Strong Sales Trends Dollars in millions. See reconciliation of non-GAAP metrics in the appendix of this presentation.

Expanding Margins See reconciliation of non-GAAP metrics in the appendix of this presentation.

Strong Cash Delivery Enables Capital Allocation Strategy

1. Invest to Accelerate Growth
   - Continue to innovate across our growth pillars
   - Gross R&D Spend = $270M in 2016
2. M&A
   - Broaden portfolio with opportunistic M&A. In 2016:
     - Core Medical Solutions; International expansion
     - Careport; Value Based Care expansion
3. Share Repurchase
   - $176M remaining under current authorization through 2019
   - In 2016, repurchases totaled $121M
4. Optimize Liquidity

Free cash flow is a non-GAAP measure. See reconciliation of non-GAAP metrics in the appendix of this presentation.

Industry Leader in FCF Yield ~6%

History of Delivering on Commitments METRICS 2013 2014 2015 2016 3-Yr CAGR ('13-'16) 2-Yr CAGR ('14-'16) 3-Yr Outlook JPM 2014 ('13-16) Bookings $901 $923 $1,111 $1,311 13.3% 19.2% NA Revenue $1,383 $1,390 $1,386 $1,576 4.4% 6.5% 5-8% Adjusted EBITDA (100%) $179.8 $199.0 $242.6 $303.7 19.1% 23.5% 18-22% Non-GAAP EPS $0.27 $0.31 $0.47 $0.55 26.8% 33.2% NA Cash Flow from Operations $81.0 $103.5 $211.6 $269.0 49.2% 61.2% NA Free Cash Flow -$35.2 $36.4 $144.0 $131.1 NA 89.8% NA Multi-Year CAGR Analysis (2014-2016): Key Metrics All figures in dollar millions, except non-GAAP earnings per share. See reconciliation of non-GAAP metrics in the appendix of this presentation. Source: Allscripts Press Releases, Supplemental Data Book

2017 Outlook Revenue between $1.71 billion and $1.74 billion Adjusted EBITDA between $345 million and $365 million, consisting of: Allscripts, excluding Netsmart, Adjusted EBITDA between $255-265 million, and; Netsmart Adjusted EBITDA between $90-100 million Non-GAAP earnings per share growth of between 10 to 15 percent Note: Based on disclosure of February 16, 2017. This presentation is not an affirmation of prior financial guidance. For a reconciliation of GAAP and non-GAAP results, please see the reconciliation of non-GAAP financial measures with GAAP financial measures contained within this presentation as well as within the company's press release dated February 16, 2017. These are available on Allscripts investor relations website on (http://www.investor.allscripts.com).

Allscripts 3-Year CAGR Targets 2018-2020 +6 to 8% Non-GAAP Revenue +12 to 15% Non-GAAP EPS Consistent gross margins Improved services margin, offset by higher cap software amortization Improved operating leverage Overhead expenses grow only with inflation Utilize excess free cash flow Share repurchases to offset management dilution Balance will be used to reinvest in business and distribution to shareholders Non-GAAP revenue and EPS are non-GAAP measures. Please see explanations of non-GAAP financial measures in this presentation and on Allscripts Investor Relations website www.investor.Allscripts.com.

Diversified Growth Strategy Strong foundational core with multiple growth segments for the future U.S. EHR/Core Systems Value-based Care Tools Recurring Services Global Markets Post-Acute ~15% ~15% ~25% ~40% ~5% Replacement Growth Growth Growth Growth Market Trend 2016 % Revenue

Top Line Growth Derived Across Multiple Lines CAGR Relative Size Weighted Impact Core Plus Managed Services ~4-5% x 65% 2.6 – 3.3 Value Based Care Tools ~9-13% x 15% 1.4 – 2.0 International ~10-18% x 5% 0.5 – 0.9 Post-Acute ~10-12% x 15% 1.5 – 1.8 6.0% – 8.0% 3-Year 2018-2020 Non-GAAP Revenue CAGR

Netsmart – Different Capital Structure Than Allscripts

- Three large post-acute HCIT assets(1) sold at significant EBITDA multiples premiums to traditional HCIT assets (range ~12-16x)

- Extrapolating such post-acute multiples and their higher than sector average growth rates - Allscripts investment in Netsmart should be calculated as follows…

Requiring different valuation considerations v. Allscripts core

(1) Privately held Mediware, BrightTree and Netsmart and other comparable transactions.

Copyright © 2017 Allscripts Healthcare Solutions, Inc.

Allscripts 168

Scenario 1 Scenario 2 2017 Adjusted EBITDA mid-point $95M $95M 3-Year CAGR (>50% core revenue growth) 15% 18% 2020 Adjusted EBITDA(E) $144 $156 Market Multiple 10x 14x Enterprise Value $1,440 $2,184 Less Debt ($600) ($600) Theoretical Equity Value $840 $1,584 Allscripts Share 49% 49% Potential Value to Allscripts Shareholders $412 $776 Netsmart Valuation Considerations - Illustrative Potential Value In 2020 Potential Value In 2020 Adjusted EBITDA is a non-GAAP measure. Please see explanations of non-GAAP financial measures in this presentation and on Allscripts Investor Relations website www.investor.Allscripts.com. Multiples based on recent transactions. Figures constitute theoretical estimates and are illustrative - not specific financial guidance.

OPTIMIZED FOR WHAT’S NEXT PATIENTS DELIVERY SYSTEMS CLINICIANS Strong 2016 performance Sector-leading cash flow yield - clear capital deployment strategy to drive shareholder value Revenue visibility generated by diverse business lines Three-year targets illustrate confidence in sustainable growth Netsmart an under-appreciated asset Best Positioning in Our History

Appendix: Non-GAAP Reconciliations

Reconciliations: Services as a % of Non-GAAP Revenue

Reconciliations: Rec/Non-Rec and SW/Services

Reconciliations: Adjusted EBITDA & Margins (‘15-16)

Reconciliations: Adjusted EBITDA & Margins (‘13-14)

Reconciliations: Adjusted EBITDA & Margins (‘12)

Reconciliations: Non-GAAP EPS (‘15-16)

Reconciliations: Non-GAAP EPS (‘13-14)

Reconciliations: Non-GAAP Gross Profit and Margin

Reconciliations: Free Cash Flow